UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 29, 2020

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 29, 2020, Southern First Bancshares, Inc. (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “A/R Loan Agreement”) and an Amended and Restated Promissory Note (the “A/R Promissory Note”) with CenterState Bank, National Association (the “Lender”) providing for a revolving multiple advances loan of up to an aggregate principal amount of $15.0 million. The A/R Loan Agreement and A/R Promissory Note amend and restate the Company’s prior loan agreement and promissory note with the Lender. Reference is made to Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed July 3, 2017, which are incorporated herein by reference, for a further description of the prior loan agreement and promissory note with the Lender. The definition of capitalized terms, if not so defined herein, may be found in the A/R Loan Agreement.

The A/R Loan Agreement extends the revolving line of credit to a maturity date of December 30, 2021. The interest rate under the A/R Promissory Note is variable based on One Month LIBOR or an alternate base rate which may include SOFR or another proposed LIBOR Successor Rate, and initially is set at One Month LIBOR plus 3.50%. The Company also agrees under the A/R Loan Agreement to maintain at least $3.0 million in liquid assets during the term of the Loan. On June 29, 2020, there was a zero principal balance outstanding borrowed under the A/R Loan Agreement.

The descriptions contained herein of the Amended & Restated Loan Agreement and Amended and Restated Promissory Note do not purport to be complete and are qualified in their entirety by reference to the terms of such documents, copies of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The relevant disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

ITEM 9.01(d) Exhibits.

Exhibit No.	Exhibit
10.1	Amended and Restated Loan and Security Agreement, dated as of June 29, 2020, by and between Southern First Bancshares, Inc. and CenterState Bank, National Association.*

10.2	Amended and Restated Promissory Note, dated as of June 29, 2020, by and between Southern First Bancshares, Inc. and CenterState Bank, National Association.*
____________________
* Will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/Michael D. Dowling
Name:	Michael D. Dowling
Title:	Chief Financial Officer

Dated: July 2, 2020